EXHIBIT 99.1
STIPULATION OF SETTLEMENT
     This Stipulation of Settlement, dated August 11, 2008 (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined further in ¶1.24 hereof), each by and through their respective counsel: (i) Plaintiffs Indiana State District Council of Laborers and HOD Carriers Pension Fund (“Indiana”), Employer-Teamsters Local Nos. 175 & 505 Pension Trust Fund (“Teamsters”) and Timothy Hill (the “Lead Plaintiffs” or “Federal Plaintiffs”) (on behalf of themselves and derivatively on behalf of Juniper Networks, Inc. (“Juniper” or the “Company”)); (ii) Plaintiffs Ernesto Espinoza and Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust (“State Plaintiffs”); (iii) the Released Defendants (defined below in ¶1.19); and (iv) nominal party Juniper. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶1.18), upon and subject to the terms and conditions hereof.
     As set forth more fully below in Section V, the Stipulation provides, among other things, that the right to assert claims against Lisa Berry, Scott Kriens, and Marcel Gani shall be preserved and assigned to, and assumed by, Juniper.
I. INTRODUCTION
     On and after May 24, 2006, Lead Plaintiff Hill filed the first shareholder derivative action in the United States District Court Northern District of California, San Jose Division (the “Federal Court”), No. 5:06-cv-03396-JW. Thereafter, several other similar shareholder derivative actions were filed in the Federal Court. On October 19, 2006, the Federal Court consolidated all of those derivative actions. These actions are known as the In re Juniper Derivative Actions, No. 5:06-cv-03396-JW (the “Federal Derivative Action”). On October 19, 2006, the Court also appointed Indiana, Teamsters and Hill as Lead Plaintiffs, and Coughlin Stoia Geller Rudman & Robbins LLP and Schiffrin Barroway Topaz & Kessler, LLP as Lead Counsel in the Federal Derivative Action.
     On and after May 24, 2006, two shareholder derivative actions were filed in the Superior Court of the State of California, County of Santa Clara (the “State Court”). These cases were consolidated under the caption In re Juniper Networks, Inc. Derivative Litigation, Lead Case No. 1:06-cv-064294 (“State Derivative Action”). On June 15, 2006, the State Court appointed Robbins Umeda & Fink, LLP and Barrett, Johnston & Parsley as Lead Counsel in the State Derivative Action.
     The Federal Derivative Action and the State Derivative Action (collectively, the “Actions”) each allege claims on behalf of Juniper against certain current and former officers and directors of Juniper, arising from or relating to the granting of stock options at Juniper, beginning with Juniper’s Initial Public Offering (“IPO”) in June 1999. On April 11, 2007, Lead Plaintiffs in the Federal Derivative Action filed their Verified Consolidated Shareholders Derivative Complaint. On April 16, 2007, Plaintiffs in the State Derivative Action filed a First Amended and Supplemental Consolidated Shareholder Derivative Complaint. On June 8, 2007, pursuant to a stipulation of the parties and order of the State Court, the State Derivative Action was stayed in order to pursue settlement discussions and/or mediation. On June 12, 2007, pursuant to a stipulation of the parties and order of the Federal Court, the Federal Derivative Action was stayed in an effort to resolve the litigation.
     On August 15, 2007, Juniper’s Board of Directors formed a Special Litigation Committee pursuant to Section 141(c) of the Delaware General Corporation Law to determine whether it was in the Company’s best interest to pursue claims arising from its past option granting practices against any current or former officers, directors, employees, or agents of the Company and to manage and conduct the litigation and/or settlement or other resolution of any such claims. The Board adopted a resolution providing that “a Special Litigation Committee consisting of directors Michael Lawrie and Michael Rose, both disinterested directors, is hereby created, and shall determine whether the Company should pursue any claims arising from the Company’s past option granting practices against any current or former officer, director, employee or agent of the Company.” Neither Mr. Lawrie nor Mr. Rose is a defendant in the Actions. Each joined Juniper’s Board of Directors after the events at issue and after the completion of an investigation by Juniper’s Audit Committee into the Company’s option granting practices and accounting therefor that led to a restatement of certain past financial statements. The Board gave the Special Litigation Committee the authority to take any and all actions on behalf of the Company that it deemed appropriate or necessary to determine whether the Company should pursue any such claims and to manage, control, and/or settle any and all lawsuits and legal claims brought on behalf of the Company against any of its current or former directors, executives, employees, or agents stemming from the Company’s past stock option granting practices. Pursuant to that authority, the Special Litigation Committee retained independent counsel from the law firm of Arnold & Porter LLP. Assisted by its independent counsel and forensic accounting consultants retained by that counsel, the Special Litigation Committee conducted its own, independent investigation into the allegations in the Actions.
     On January 28, 2008, certain parties, including counsel for the Lead Plaintiffs in the Federal Derivative Action, the Plaintiffs in the State Derivative Action, the individual defendants (other than defendant Berry), and the Special Litigation Committee conducted an all day mediation session before Antonio Piazza. At the conclusion of the mediation, counsel for the Lead Plaintiffs in the Federal Derivative Action, the Plaintiffs in the State Derivative Action and the Special Litigation Committee entered into certain agreements. Since the mediation, counsel for the Lead Plaintiffs in the Federal Derivative Action, the Plaintiffs in the State Derivative Action, the Settling Defendants and the Special Litigation Committee have continued settlement negotiations to resolve the Actions as to most of the named defendants, and to preserve certain claims that are assigned to Juniper, on the terms set forth herein.
II. CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT
     The Plaintiffs (defined below in ¶1.15) believe that the claims they have asserted in the Actions on behalf of Juniper and on their own behalf, and the claims which could potentially be asserted, have merit and that Plaintiffs have proper standing to pursue such claims. However, counsel for the Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Released Defendants through trial and through appeals. Counsel for the Plaintiffs have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation. Counsel for the Plaintiffs are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Actions or which may be asserted. Based on their evaluation, Plaintiffs and their counsel have determined that the settlement set forth in the Stipulation is in the best interests of the Plaintiffs, Juniper and its shareholders. Counsel for the Plaintiffs believes that the settlement set forth in the Stipulation confers substantial benefits upon Juniper and its shareholders. In addition, after reviewing certain discovery requested, Plaintiffs agree with the Special Litigation Committee’s conclusion that the claims against Berry, Kriens and Gani should be assigned to Juniper and not released, to be pursued as set forth herein.
III. SETTLING DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
     The Settling Defendants (defined below in ¶1.23) have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiffs in the Actions. The Settling Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions. The Settling Defendants also have denied and continue to deny, inter alia, the allegations that the Plaintiffs, Juniper or its shareholders have suffered damage, or that the Plaintiffs, Juniper or its shareholders were harmed by the conduct alleged in the Actions. The Settling Defendants have further asserted that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Juniper and its shareholders.
     Nonetheless, the Settling Defendants and the Special Litigation Committee on behalf of Juniper have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. The Settling Defendants and the Special Litigation Committee have, therefore, determined that it is desirable that the Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Settling Defendants and the Special Litigation Committee have determined that it is desirable and beneficial that the Actions and all of the Settling Parties’ disputes relating thereto be settled in a manner and upon the terms and conditions set forth in this Stipulation. The Special Litigation Committee on behalf of Juniper believes that the settlement set forth in this Stipulation confers substantial benefits upon Juniper and its shareholders and is in the best interests of Juniper and its shareholders.

IV. ASSIGNMENT TO JUNIPER OF CERTAIN CLAIMS THAT WILL NOT BE RESOLVED BY THE SETTLEMENT
     As set forth more fully below in Section V (¶2.4), the Stipulation provides that the right to assert certain claims against defendants Berry, Gani, and Kriens shall be preserved and irrevocably assigned to Juniper by Plaintiffs. The United States Securities and Exchange Commission has filed suit against defendant Berry, Juniper’s former general counsel, based in part on her conduct with respect to Juniper’s options-granting practices that resulted in a restatement of Juniper’s past financial statements. Securities and Exchange Commission v. Lisa C. Berry, Civil Action No. C 07 4431 (RMW) (HRL) (N.D. Cal.). During the relevant period, defendant Berry was a member of the Stock Option Committee, which issued option grants involved in the restatement. Defendant Berry declined to cooperate with either the investigation by the Audit Committee of Juniper’s Board of Directors into Juniper’s option granting practices and accounting therefor, or the Special Litigation Committee investigation. Based upon its investigation, the Special Litigation Committee has concluded that all claims asserted in the operative complaint in the State Derivative Action and all rights of Plaintiffs in the State Derivative Action to assert claims against defendant Berry on behalf of Juniper should be preserved and assigned to the Company.
     In addition, the Special Litigation Committee has concluded that, as a result of defendant Berry’s failure to cooperate in the investigations by the Audit Committee and the Special Litigation Committee, the factual record may be incomplete. Therefore, the Special Litigation Committee has concluded that the all claims asserted in the operative complaints in the Federal Derivative Action and the State Derivative Action, and all rights of Plaintiffs in those Actions to assert claims against defendants Gani and Kriens on behalf of Juniper should be assigned to the Company, that the claims asserted by Plaintiffs against defendants Gani and Kriens in the operative complaints in the Federal Derivative Action and the State Derivative Action should be dismissed without prejudice at this time, and that tolling agreements should be (and have been) entered into between defendant Gani and the Company, and between defendant Kriens and the Company, in order to preserve Juniper’s right to bring such claims in the future. The tolling agreements are attached as Exhibit A. Based upon its investigation to date, the Special Litigation Committee has no reason to disagree with the judgment of the Audit Committee of Juniper’s Board of Directors that it has full confidence in the ability of defendant Kriens to continue to serve as the Chief Executive Officer and as a director of the Company. Nor has the Special Litigation Committee identified evidence of knowing participation by defendant Kriens, who also served on the Stock Option Committee, in the misdating of option grants. Nevertheless, in light of the incompleteness of the record, and although neither Kriens nor Gani benefited monetarily from any mispriced option grant, the Special Litigation Committee has concluded, out of an abundance of caution, that at this time it is appropriate to maintain Juniper’s right to assert claims against defendants Gani and Kriens depending upon further developments in the SEC v. Berry lawsuit and any other potential governmental actions against defendant Berry arising out of or related to her conduct while employed at Juniper. The Plaintiffs agree that the claims against Berry, Kriens, and Gani, and all rights Plaintiffs possess to assert claims against Berry, Kriens, and Gani, should be preserved and assigned to the Company as provided for herein.
     Accordingly, Juniper, through the Special Litigation Committee, will seek to (1) either amend the operative complaint in the State Derivative Action to directly assert restated claims by Juniper against defendant Berry (who is named in that action only and not in the Federal Derivative Action) or enter into a tolling/stay agreement with defendant Berry that would preserve its right to bring such restated claims in the future, (2) dismiss without prejudice claims asserted in the Actions against defendants Gani and Kriens on the basis of the tolling agreements with each, and (3) dismiss with prejudice claims asserted in the Actions against the Released Defendants. In the event Juniper directly asserts restated claims against defendant Berry, Juniper will simultaneously seek a stay of all proceedings in the State Derivative Action pending further development of the record in the SEC v. Berry lawsuit and any other potential governmental actions against defendant Berry arising out of or related to her conduct while employed at Juniper.
V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT
     NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (for themselves and derivatively on behalf of Juniper) and the Settling Defendants by and through their respective counsel or attorneys of record, as follows.
     1. Definitions
     As used in the Stipulation the following terms have the meanings specified below:
     1.1 “Actions” means, collectively the Federal Derivative Action and the State Derivative Action.
     1.2 “Berry” means Lisa C. Berry, a defendant in the State Derivative Action and Juniper’s former General Counsel, Vice President and Secretary from July 1999 to December 2003.
     1.3 “Effective Date” means the first date by which all of the events and conditions specified in ¶6.1 of the Stipulation have been met and have occurred.
     1.4 “Federal Complaint” means the Verified Consolidated Shareholders Derivative Complaint filed in the Federal Derivative Action.
     1.5 “Federal Court” means the United States District Court for the Northern District of California San Jose Division.
     1.6 “Federal Derivative Action” means the consolidated action entitled In re Juniper Derivative Actions, No. 5:06-cv-03396-JW.
     1.7 “Federal Order and Judgment” means the order and judgment to be rendered by the Federal Court, substantially in the form attached hereto as Exhibit D.

     1.8 “Federal Plaintiffs” or “Lead Plaintiffs in the Federal Derivative Actions” means Indiana State District Council of Laborers and HOD Carriers Pension Fund, Employer-Teamsters Local Nos. 175 & 505 Pension Trust Fund and Timothy Hill.
     1.9 “Final” means the time when a Judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Actions; or (2) an appeal has been filed and the courts of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal.
     1.10 “Juniper” means Juniper Networks, Inc. including, but not limited to, its predecessors, successors, controlling shareholders, partners, joint venturers, subsidiaries, affiliates, divisions and assigns, but does not include Lisa Berry, Marcel Gani or Scott Kriens.
     1.11 “Lead Counsel in the Federal Derivative Action” means Coughlin Stoia Geller Rudman & Robbins LLP and Schiffrin Barroway Topaz & Kessler, LLP.
     1.12 “Mediator” means Antonio Piazza.
     1.13 “Non-Released Defendants” means Marcel Gani and Scott Kriens.
     1.14 “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.
     1.15 “Plaintiffs” means collectively the Federal Plaintiffs and the State Plaintiffs.
     1.16 “Plaintiffs’ Counsel” means any counsel that has appeared of record or rendered legal services to any of the Plaintiffs in connection with the Actions.

     1.17 “Related Persons” means (1) each of a Released Defendant’s spouse, heirs, executors, estates, or administrators, any entity in which a Settling Defendant and/or member(s) of his or her family has or had a controlling interest any members of their immediate families, or any trust of which any Individual Settling Defendant is or was the settlor or which is or was for the benefit of any Settling Defendant and/or number(s) of his or her family, (2) each of the Released Defendants’ present and former attorneys, legal representatives, and assigns in connection with the Actions, and (3) all past and present directors, officers, partners, controlling shareholders, joint venturers, related or affiliated entities, agents, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, divisions, assigns and attorneys for nominal party Juniper, its counsel, or any entity in which Juniper has a controlling interest. Related Person does not include Lisa Berry, Marcel Gani, Scott Kriens, or any insurers, co-insurers, or reinsurers of the Settling Defendants.
     1.18 “Released Claims” shall collectively mean all claims (including “Unknown Claims,” as defined in ¶1.30 hereof), debts, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, whether or not concealed or hidden, asserted or that could have been asserted by any derivative plaintiff on behalf of Juniper, or by Juniper, against each and every Released Person (including, without limitation, claims for damages, interest, attorneys’ fees, expert or consulting fees and any other costs, expenses or liability, negligence, negligent supervision, gross negligence, intentional conduct, indemnification, breach of duty of care and/or breach of duty of loyalty or good faith, fraud, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent misrepresentation, unfair competition, insider trading, professional negligence, mismanagement, corporate waste, breach of contract, or violations of any state or federal statutes, rules or regulations) that were alleged in the Actions, or that arise from or relate to the matters or occurrences that were alleged in the Actions, or that could have been asserted with respect to the matters or occurrences that were alleged in the Actions, for conduct through and including August 11, 2008, including any claims related to the public disclosures relating to stock option grants and purchases or the transactions referenced therein, however described, provided, that “Released Claims” shall not include any “Unreleased and Assigned Claims,” as defined in ¶1.31 hereof; and provided further, that “Released Claims” shall not include any claims for, or rights to, contribution, indemnity or similar claims in connection with the Securities Fraud Action.
     1.19 “Released Defendants” means Robert M. Calderoni, Stratton D. Sclavos, Kenneth A. Goldman, William R. Hearst III, Kenneth Levy, Frank J. Marshall, Pradeep Sindhu, Robert R.B. Dykes, William R. Stensrud, Vinod Khosla, Peter L. Wexler, Ashok Krishnamurthi, Lloyd Carney, Anthony Addario, Carol Mills Baldwin, James A. Dolce, Jr., Mitchell Gaynor, Steven R. Haley, Gary Heidenreich, Krishna Kittu Kolluri, C. Richard Kramlich, Kim Perdikou, Edward Minshull, and Robert Sturgeon.
     1.20 “Released Persons” means each and all of the Released Defendants and their Related Persons.
     1.21 “Restatement” means the restatement of certain of Juniper’s previously filed financial statements as set forth in Juniper’s Report on Form 10-K filed on or about March 9, 2007.
     1.22 “Securities Fraud Action” means the purported class action securities fraud lawsuit pending in the United States District Court for the Northern District of California and captioned In re Juniper Securities Litigation, Civil Action No. 5:06-cv-04327-JW.
     1.23 “Settling Defendants” means, collectively, each of the Released Defendants.
     1.24 “Settling Parties” means, collectively, each of the Released Defendants, the Plaintiffs on behalf of themselves, and Juniper and its shareholders, but does not include Berry.
     1.25 “State Court” means the Superior Court of the State of California, Santa Clara County.
     1.26 “State Court Counsel” or “Lead Counsel in the State Derivative Action” means Robbins Umeda & Fink, LLP and Barrett, Johnston & Parsley. Collectively, “Lead Counsel in the State Derivative Action” and “Lead Counsel in the Federal Derivative Action” are referred to as “Plaintiffs’ Lead Counsel”.
     1.27 “State Derivative Action” means the consolidated action entitled In re Juniper Networks, Inc. Derivative Litigation, Lead Case No. 1:06-cv-064294.
     1.28 “State Derivative Complaint” means the First Amended and Supplemental Consolidated Shareholder Derivative Complaint filed in the State Derivative Action.

     1.29 “State Plaintiffs” means Ernesto Espinoza and Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust.
     1.30 “Unknown Claims” means any of the Released Claims which any Plaintiff, Juniper, the Special Litigation Committee, or Juniper shareholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Plaintiffs, Released Defendants, Juniper, and the Special Litigation Committee shall expressly waive and each of the Juniper shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code §1542, which provides:
     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Upon the Effective Date, the Plaintiffs, Released Defendants, the Special Litigation Committee and Juniper shall expressly waive, and each of the Juniper shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542. The Plaintiffs, Released Defendants, Juniper, the Special Litigation Committee and Juniper shareholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff, Released Defendants, Juniper and the Special Litigation Committee shall expressly settle and release, and each Juniper shareholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Juniper shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the settlement of which this release is a part.
     1.31 “Unreleased and Assigned Claims” means (a) any and all claims rights, defenses, or causes of action that arise from or relate to the matters or occurrences that were alleged in the Actions that have been, could be, or may be asserted by or on behalf of Juniper against Lisa Berry, Marcel Gani and Scott Kriens, including but not limited to any claims further described in this Stipulation and its attachments; (b) any claims for contribution or indemnity in the Securities Fraud Action; or (c) any claims against any insurers, co-insurers, or reinsurers of the Settling Defendants. Any and all such claims are expressly reserved and not waived and are irrevocably assigned to Juniper.
     2. Financial and Corporate Governance Benefits To Juniper; Consideration To Juniper
     2.1 Juniper acknowledges that the commencement and prosecution of the Actions were a material factor in: (a) the agreements to increase the exercise price of certain outstanding options detailed below; (b) the decision not to extend the exercise period for certain options held by defendant Gani, which expired unexercised; (c) the adoption of the corporate governance reforms adopted and/or to be implemented by Juniper detailed below; and (d) the identification and assignment to Juniper of the Unreleased and Assigned Claims against defendant Berry and the Non-Released Defendants. Juniper and the Special Litigation Committee acknowledge that items (a) – (d) above confer a substantial benefit upon Juniper and its shareholders.
     2.2 Financial Benefits. In connection with the filing and prosecution of the Actions, defendants Sindhu, Sclavos and Stensrud have offered and agreed to the repricing of certain stock options they received that required measurement date corrections. For these options, none of which have been exercised, defendants Sindhu, Sclavos and Stensrud agreed that the exercise price will be increased so as to be equal to the fair market value of Juniper’s stock on the corrected grant date as determined by Juniper in connection with the Restatement. In addition, in December 2006, while the Actions were pending and as a result of the Actions, Juniper’s Board of Directors declined to extend the option exercise period for defendant Gani for certain outstanding, properly priced options that were due to expire 30 days after his departure from Juniper. These vested options, therefore, expired unexercised. The Settling Defendants acknowledge that the Actions were a material factor in the decision of these defendants to agree to confer such financial benefits to Juniper, and Juniper and the Special Litigation Committee acknowledge that such contributions confer a substantial benefit to Juniper as part of the settlement of the Actions.
     2.3 The agreed-upon intrinsic value of the Financial Benefits to Juniper enumerated in Section 2.2 above from defendants Sindhu, Sclavos, Stensrud and Gani is $22,697,377.27. Of that amount, the estimated value retained by Juniper regarding the expiration of defendant Gani’s vested options unexercised was $1,687,977.27. The specific calculation as to each of these defendants is set forth in Exhibit B hereto.
     2.3 Corporate Governance Benefits. Set forth below are valuable corporate governance modifications that Juniper adopted after the filing of the Actions or will adopt as a result of the settlement of the Actions and will maintain for a period of five years after the Effective Date. In the event any corporate governance modification listed below conflicts with any law, rule, or regulation (including but not limited to regulations of any stock exchange on which Juniper securities are listed), Juniper shall not be required to implement or maintain such modification. If any of the modifications or practices requires stockholder approval, then the implementation of such modifications or practices will remain subject to receipt of such approval.
     I. Stock Option Granting Practices and Procedures
          1. In February 2007, the Company established a schedule for granting equity awards as follows:

               (a) New hire and ad hoc promotional and adjustment grants to non-executive employees shall be granted monthly effective on the third Friday of the month (except as described below).
               (b) A meeting of the Stock Committee shall be scheduled for a time on the third Friday of the month or preceding it. If the meeting occurs prior to the third Friday, the grant shall be made effective on the third Friday.
               (c) If a quorum of the Stock Committee is not available for a meeting on the third Friday of the month or preceding it, a meeting will be scheduled as soon thereafter as practical. If the meeting is held after the third Friday of the month, such grant shall be made effective the date of such meeting.
               (d) Focal grants will also be scheduled to occur on the same date as a monthly grant and shall be approved by the Stock Committee in the manner described above.
               (e) Grants in connection with acquisitions shall, unless a date is specified in the acquisition agreement, occur to the extent practical on a date on which equity awards to Company employees are made by the Stock Committee.
               (f) Annual equity awards to Section 16 officers will be generally scheduled to be approved at a meeting of the Compensation Committee in the first quarter after the Q4 earnings announcement and prior to March 1 (or one week after the filing of the Form 10-K for 2006). The annual grants to Section 16 persons should also be made effective on the third Friday of the month if the meeting approving such grants occurs on or before such date. If a quorum of the Compensation Committee is not available for a meeting on or before the third Friday of the month, a meeting shall be scheduled as soon as possible. In February 2008, the Board added the requirement that, if the meeting approving such grants occurs after the third Friday of February, the grants shall be made effective as of the next third Friday of the month (for example, if the meeting approving the grants occurs on March 10, the grants will be made effective upon the third Friday of March).
               (g) Notwithstanding the foregoing, if the Company is advised by outside counsel that the granting of equity awards on a particular date or to particular recipients, or prior to the disclosure of certain non-public information, could reasonably be deemed to be a violation of applicable laws or regulations, such grants may be delayed until such time as the granting of those awards would be not reasonably expected to constitute a violation.
               (h) If making a particular monthly grant would cause the Company to exceed any granting limitation imposed by the Board or Compensation Committee (such as the annual run-rate limit), the monthly grant shall be delayed until the first subsequent month in which the limitation would not be exceeded.
               (i) If the making of a grant would cause the Company to violate the terms of any agreement approved by the Board or a Committee of the Board, such grant shall be delayed until it would not be in violation of such agreement.
          2. One of (a) outside corporate counsel or (b) the General Counsel or (c) the Chief Financial Officer of the Company or (d) a representative of the General Counsel or Chief Financial Officer shall attend any meeting of the Compensation Committee or Stock Committee where options are granted and minutes of such meeting shall be prepared within five (5) business days thereafter.
          3. Options shall be granted at exercise prices consistent with the Company’s equity grant plans and applicable law. The Company’s 2006 Equity Incentive Plan applicable to U.S. employees requires that all options be granted at an exercise price of at least 100 percent of fair market value (defined in as the Company’s closing stock price on the date of the grant or, if the date of grant is not a trading day, the closing price on the most recent trading day). With respect to options granted to foreign employees, exercise price is determined in accordance with the terms of the Company’s equity incentive plan(s) then in effect and applicable law (which may require fair market value to be determined based on an average or other mechanism.
          4. Outstanding options may not be repriced without shareholder approval.
          5. The Company shall continue to retain copies of Board, Compensation Committee and Stock Committee actions approving equity incentive grants for at least seven years.
          6. The Company has implemented a policy providing that, where vesting provisions of existing options grants are expressly modified, the Company’s Finance Department shall be notified promptly of any such modification.

     II. The Compensation Committee
          1. The Company revised the Compensation Committee’s Charter to provide as follows:
               (a) The Compensation Committee shall develop in consultation with both management and outside advisors and present to the Board for approval an equity award granting policy that has the following goals:
                    (i) cause (subject to applicable legal and accounting requirements) all option grants, whether to directors, officers, employees or consultants, to be made on a predetermined schedule.
                    (ii) encourage the use of meetings of the Compensation Committee or Stock Committee to approve equity awards.
          2. The following subsection was also added to the Compensation Committee’s Charter under “Responsibilities”:
               (a) The Compensation Committee shall review at least annually the Company’s policy regarding the frequency and schedule for equity awards to employees and directors and shall make recommendation to the Board of such changes as the Compensation Committee deems appropriate.
          3. The Compensation Committee’s Charter was amended to authorize the Compensation Committee to grant equity awards to employees, directors, and consultants to the extent permitted, and in accordance with the terms of, the Company’s 2006 Equity Incentive Plan and any other equity benefit plans adopted by the Company, with such authority to be in addition to, and not in limitation of, the authority of the Board or Stock Committee to grant equity awards.
          4. The Company shall amend the Compensation Committee’s Charter to provide that: All approvals of option grants by the Board of Directors, the Stock Committee, or the Compensation Committee shall be made at a meeting, which may be either in-person or telephonic, and not by unanimous written consent, except that this requirement shall not apply to Board actions, such as the appointment of new directors, as to which the granting of options is incidental to the primary Board action. In the event the Board elects a new director by unanimous written consent and grants options in connection with that appointment, the election, option grant, and action by unanimous written consent shall be disclosed in the Company’s next Form 10-Q or Form 10-K filed after any such action.
          5. The Company shall amend the Compensation Committee Charter to provide that the Compensation Committee shall annually select and retain an independent consultant to conduct a comparative study of the Company’s executive compensation policies, practices, and procedures relative to other public companies and prepare and submit to the Compensation Committee a report and recommendations. The Compensation Committee will consider any recommendations of the independent consultant, and applicable Securities and Exchange Commission guidance, with respect to the adoption of a procedure for a shareholder vote on an advisory resolution with regard to the report of the Compensation Committee set forth in the annual proxy statement. The Compensation Committee will also consult with the independent consultant regarding the advisability of paying all of the directors’ annual fees in stock rather than cash.
          6. The Company shall enact a policy that no director shall serve on the Compensation Committee for more than ten (10) years after the date of the Company’s next election of directors in 2008.
     III. The Stock Committee
          1. The Stock Committee’s Charter was revised to provide that:
               (a) The Stock Committee shall provide on a quarterly basis to the Board a report summarizing the Company’s granting activity for the preceding fiscal quarter; provided however, that if such a report is provided by the Company to the Board this obligation shall be deemed fulfilled.
          2. The Stock Committee’s Charter was revised to provide that the Stock Committee is authorized to grant equity awards, including but not limited to stock options, restricted stock units, or restricted stock, under the Company’s 2006 Equity Incentive Plan or other stock option or equity plans to employees and consultants who are not Section 16 reporting officers; provided the total number of options granted during any calendar year may not exceed 32 million shares (or if greater, the annual run rate for equity grants approved by the Board or Compensation

Committee for that calendar year, less any grants made by, or reserved for future grant by, the Board or other Committees that are included in such run rate limitation); and provided further that no single award to an individual shall exceed 300,000 shares; and provided further that the exercise price of stock options granted by the Committee shall be not less than the Fair Market Value as defined in the applicable equity plan.
          3. The Stock Committee’s Charter shall be revised to provide the following restrictions on the Stock Committee’s granting powers:
               (a) The Stock Committee is authorized to grant equity awards, including but not limited to stock options, restricted stock units, or restricted stock, under the Company’s 2006 Equity Incentive Plan or other stock option or equity plans to employees and consultants who are not Section 16 reporting officers; provided the total number of options granted during any calendar year may not exceed 32 million shares (or if greater, the annual run rate for equity grants approved by the Board or Compensation Committee for that calendar year, less any grants made by, or reserved for future grant by, the Board or other Committees that are included in such run rate limitation); and provided further that no single award to an individual shall exceed 300,000 shares; and provided further that the exercise price of stock options granted by the Committee shall be not less than the Fair Market Value as defined in the applicable equity plan or, with respect to options granted to foreign employees, the exercise price shall be determined in accordance with the terms of the Company’s equity incentive plan(s) then in effect and applicable law (which may require fair market value to be determined based on an average or other mechanism).
     IV. The Audit Committee
          1. The Company amended the “Responsibilities” section of the Audit Committee’s Charter by the addition of the following subsection (t):
(t) Requiring the Company’s independent auditors to confirm each year that the audit scope included review of the Company’s stock option granting process.
          2. The Audit Committee shall appoint a director (or vice president) of Internal Audit who will report directly to the Audit Committee, communicate regularly with the Audit

Committee, be invited to attend all Audit Committee meetings, and meet at least quarterly with the Audit Committee.
     V. Other Corporate Governance Modifications
          1. The Company’s Corporate Governance Standards were revised to provide that:
“The Compensation Committee is also authorized to approve equity awards to employees and consultants.” and that “the Board has delegated certain authority to a Stock Committee comprised of officers and directors. The Stock Committee is authorized to approve equity awards to non-Section 16 reporting employees and consultants within certain limitations established by the Board of Directors.”
          2. The Company’s Board of Directors adopted a resolution requiring that, following the end of each of the next three fiscal years, the Company’s Internal Audit function shall deliver a report to the Board assessing the Company’s stock option granting practices for the immediately preceding fiscal year (the first such report would cover 2007 and would be delivered in early 2008).
          3. The Company shall revise its articles of incorporation and/or by-laws to provide that at least two-thirds of the members of the Board of Directors must be independent as defined by the requirements of the exchange on which the Company’s securities are listed and any other requirements of applicable law, provided, that in the event one or more directors become non-independent or resign and such change causes the proportion of independent directors to be less than two-thirds of the Board, the Company shall have 150 days from the effective date of such determination or resignation to elect a new independent director. Independence shall be determined in accordance with the then applicable rules and regulations of the Securities and Exchange Commission and the primary stock exchange on which the Company’s stock is traded.
          4. The Company’s Corporate Governance Standards shall be amended to require that each independent director shall promptly inform the Board of any change in his or her employment status to enable the Board to consider the director’s independence.
          5. The Company amended its Corporate Governance Standards to provide for the appointment of a Lead Independent Director by the independent directors of the Board of Directors. Unless the Chairman of the Board is an independent director, the independent directors shall annually elect or reaffirm by majority vote a Lead Independent Director. In addition to the duties of all Board members, which shall not be limited or diminished by the Lead Independent Director’s role, the specific responsibilities or powers of the Lead Independent Director shall be to:
               (a) provide the Chairman of the Board with input as to an appropriate schedule of Board meetings;
               (b) provide the Chairman of the Board with input as to the preparation of agendas for Board meetings;
               (c) provide the Chairman of the Board with input as to the quality, quantity, and timeliness of the flow of information from the Company’s management that is necessary for the independent directors to effectively and responsibly perform their duties; and although the Company’s management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material;
               (d) make recommendations to the Chairman of the Board regarding the retention of consultants who report directly to the Board (other than consultants who are selected by the various committees of the Board);
               (e) preside at executive sessions of the independent directors, which shall be held at least quarterly; and
               (f) act as a liaison between the independent directors and the Chairman of the Board on sensitive issues.
          6. The Company shall revise its Corporate Governance Standards to provide that independent directors may serve on the Board for no more than a total of 10 years, provided, that for current directors, the ten-year period shall begin after the date of the election of the Company’s directors in 2008.
          7. The Company shall amend its Corporate Governance Standards to provide that unless approved by a majority of independent directors, no director may serve on more than three publicly traded company boards, excluding the Company’s Board (with no specific limitation on service on the Boards of nonprofit organizations or privately held companies).

          8. The Company shall require that each member of the Board attend the Vanderbilt Directors’ College, Stanford Law School Directors’ College or other similar program(s) within two years of court approval of the settlement (unless they have attended such a program within the last two years). The Company will adopt a program for reimbursing directors for attending continuing director education.
          9. The Company shall ensure that the written charters of each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Stock Committee shall be posted on the Company’s website and that each of the foregoing committees shall meet no fewer than three times per year.
          10. The Company amended its Corporate Governance Standards to provide that the Board and each Committee of the Board has the authority to obtain advice and assistance from internal or outside legal, accounting or other advisors as such body deems necessary or appropriate to carry out its duties.
          11. The Company shall amend its Corporate Governance Standards to provide that, absent extraordinary circumstances, each member of the Board of Directors is strongly encouraged to attend each annual shareholder meeting in person.
          12. The Company’s Board of Directors adopted a resolution providing that:
The Company shall, under direction of the CEO, establish cross-functional training for personnel in areas associated with the stock option granting process:
•	The training should cover (i) stock option and other equity award programs and related improvements to equity compensation controls, processes and procedures, (ii) accounting implications of equity award grants, and (iii) legal implications of equity award grants.

•	The personnel to be trained should include (i) the CEO and all direct reports, (ii) all finance department members responsible for accounting or tax treatment of equity awards, (iii) all legal department members responsible for stock option administration, (iv) all HR department members responsible for establishing or managing equity award programs, (v) all stock administration department members responsible for stock option administration, and (vi) all new employees involved in the above-listed functions or roles.
          13. The Board revised the Nominating and Corporate Governance Committee Charter to provide that the committee “shall establish and review annually a training program for directors regarding equity award practices.”
          14. The Board shall establish a procedure under which a an independent director of the Company shall consult with the Company’s largest shareholders (those holding at least 10% of the Company’s outstanding common stock) to solicit their suggestions for potential candidates for election the Board as independent directors and the Board’s Nominating and Corporate Governance Committee shall consider any candidates identified by such shareholders.
          15. The Company shall continue its current practice, under which the Compensation Committee and the Audit Committee each have at least one member who is not on the other of those two committees.
          16. The Company shall ensure that, consistent with applicable rules governing auditor rotation, the engagement partner of the Company’s independent auditor shall rotate off the Company’s account after completion of the filing of the Company’s Report on Form 10-K for the year ended December 31, 2007, and every seven years thereafter.
          17. The Board shall implement a policy requiring the Company to seek repayment to the Company of certain bonus and incentive compensation payments under the following circumstances:
               (a) If the Company is required to prepare an accounting restatement on an annual financial statement included in a report on Form 10-K, each of the chief executive officer and chief financial officer must deposit or cause to be deposited into an escrow account (reasonably acceptable to the Company) for the benefit of the Company, the following: the difference (if any) between (i) the amount of any cash bonus or incentive compensation for each of the applicable years covered by such restated financial statements previously paid to that officer minus (ii) the amount of such cash bonus or incentive compensation that would have been earned by that officer for each of the applicable years had the cash bonus or incentive compensation been determined based on the information contained in the restated financial statements.
               (b) If a court or arbitrator or a committee of independent directors determines that the financial restatement was not due to the gross recklessness or intentional misconduct of the chief executive officer causing material noncompliance with any financial reporting requirement under the federal securities laws, then the amount deposited by the chief executive officer into escrow shall be returned to the chief executive officer, together with interest accrued thereon.
               (c) If a court or arbitrator or a committee of independent directors determines that the financial restatement was not due to the gross recklessness or intentional misconduct of the chief financial officer causing material noncompliance with any financial reporting requirement under the federal securities laws, then the amount deposited by the chief financial officer into escrow shall be returned to the chief financial officer, together with interest accrued thereon.
          18. The Company shall review its arrangements with respect to directors’ and officers’ liability insurance and consider whether any modifications are necessary and appropriate.
          19. The Company shall revise its existing Insider Trading Policy to provide that:
               (a) The Juniper Board shall appoint a committee consisting of the Company’s CFO and General Counsel, which committee shall be responsible for ensuring compliance with the Company’s stock trading policy. That Committee will be designated the “Trading Compliance Committee,” and will be responsible for developing (with Board involvement), presenting to the Board for approval, and monitoring and updating (with Board involvement and approval) an insider trading compliance program (the “Trading Compliance Program”). The Board will be responsible for direct oversight of the Trading Compliance Program and the Trading Compliance Committee, and the outside director (non-management) members of the Board will have direct access to the Trading Compliance Committee, including the opportunity to meet with the Trading Compliance Committee outside the presence of any other member of management. In addition to the above:

                    (i) the Committee shall be responsible for pre-clearing all transactions by the Company’s directors or those employees subject to §16 of the Securities Exchange Act (although the Committee may adopt processes to enable the delegation of approval to a representative in the event of a member’s absence or unavailability).
                    (ii) Juniper shall require the public disclosure of all sales or purchases of the Company’s stock by any Section 16 officers or directors within two business days of such purchase or sale. Using Company stock or options to secure any loan to a Section 16 officer or director or engaging in a swap, forward contract or other similar contract involving a Section 16 officer’s or director’s stock shall be considered a “sale” and so disclosed. The Company will take reasonable steps to ensure that all directors and Section 16 officers file all trading forms required by them to be filed by the SEC concerning trading by directors, officers, and executive employees of the Company.
                    (iii) Failure to comply with the Company’s trading policy shall result in appropriate sanctions, which could include disgorgement by the individual to the Company of all profits from the transaction, termination, or other appropriate disciplinary action.
                    (iv) No Section 16 officer or director shall directly or indirectly “short” the Company’s stock or engage in “put” or call transactions involving the Company’s stock.
          20. The Company shall enact a policy to ensure that, aside from meeting-related expenses such as airfare, hotel accommodations and modest travel/accident insurance, non-employee directors shall receive no other perquisites. Health, life and other forms of insurance, matching grants to charities, financial planning, automobile allowances and other similar perquisites shall not be provided as benefits to non-employee directors.
          21. The Company shall enact a policy requiring that non-employee directors shall not be eligible to receive any cash change-in-control payments or cash severance arrangements of any kind.
     2.4 Assignment of Claims to Juniper. Plaintiffs irrevocably assign to Juniper all claims that were or could have been asserted in the Actions that arise from or relate to the matters or occurrences that were alleged in the Actions, including but not limited to all Unreleased and

Assigned Claims against defendant Berry and the Non-Released Defendants. In connection therewith, the State Derivative Plaintiffs, the Settling Defendants, and Juniper (without admitting but denying any liability or wrongdoing) agree to consent to the following:
     (a) (i) a stipulation or motion to amend the State Derivative Complaint as against defendant Berry, or (ii) the execution of a tolling/stay agreement between the Company and defendant Berry to preserve the Company’s right to file such an amendment;
     (b) a stipulation or motion to extend the stay as to remaining defendant Berry pending further development of the record in Securities and Exchange Commission v. Lisa C. Berry, Civil Action No. C 07 4431 (N.D. Cal.) (RMW) (HRL), and any other governmental actions that may be brought against Berry relating to or arising out of her conduct while employed by Juniper,
     (c) a stipulation or motion to dismiss without prejudice all claims against the Non-Released Defendants. The Non-Released Defendants have executed tolling agreements with the Company that preserve the Company’s right to assert claims against them in the future, copies of which are attached hereto as Exhibit A;
     (d) a stipulation or motion to dismiss with prejudice all claims against the Released Defendants who are defendants in the State Derivative Lawsuit, hereto; and
     (e) a proposed Order granting the foregoing stipulations and/or motions.
     2.5 The Special Litigation Committee will take reasonable steps to try to resolve the Securities Fraud Action in a manner that minimizes the cost to Juniper.
     3. Procedure For Implementing The Settlement
     3.1 By August 25, 2008, in accordance with the Federal Court’s order dated July 7, 2008, Lead Plaintiffs in the Federal Derivative Action shall submit the Stipulation together with its exhibits to the Federal Court and shall apply for entry of an order substantially in the form of Exhibit C hereto, requesting, inter alia, the preliminary approval of the Settlement set forth in the Stipulation, and approval for the filing and publication of the Settlement Notice substantially in the form of Exhibit C-l hereto, which shall include the general terms of the Settlement set forth in the Stipulation, including but not limited to the general terms of the fees and expenses to be paid and the date of the Settlement Hearing as defined below. Within ten (10) days of the issuance of the preliminary approval, Juniper shall cause the Stipulation to be filed with the Securities Exchange Commission on Form 8-K, shall publish the Settlement Notice in Investor’s Business Daily, and shall post the Settlement Notice on its website. All costs in identifying and notifying Juniper’s stockholders of the Settlement, including the filing of the Notice and the publication of the Summary Notice, will be paid by Juniper. If additional notice is required by the Federal Court, the cost and administration of such additional notice will be borne by Juniper.
     3.2 The Settling Parties will request that after the Notice is given, the Federal Court hold a hearing (the “Settlement Hearing”) to consider and determine whether the Federal Order and Judgment substantially in the form of Exhibit D hereto should be entered: (a) approving the terms of the Settlement as fair and reasonable and adequate, including the payment of attorneys’ fees and expenses in the amount negotiated by the Parties; (b) ordering that Juniper be substituted as the Plaintiff in the Federal Action and that all claims asserted therein be deemed assigned to Juniper nunc pro tunc; (c) dismissing without prejudice all claims asserted in the operative Federal Complaint against the Non-Released Defendants; (d) dismissing with prejudice all claims asserted in the Federal Complaint against any of the Released Defendants who are defendants in the Federal Derivative Action; and (e) expressly providing that all claims possessed by Juniper against defendant Berry and the Non-Released Defendants are preserved and may be pursued in the State Derivative Action or in other actions.
     3.3 Within no later than 10 days after entry of the Federal Order and Judgment as set forth above in ¶3.2, Lead Counsel in the State Derivative Action shall execute and cause to be filed in the State Court a stipulation or Motion for Approval of Settlement and to Extend Stay, which attaches thereto the Stipulation of Settlement (including all exhibits thereto) and (if entered) the Federal Order and Judgment, and which seeks an Order:
     (a) approving the Settlement;
     (b) substituting Juniper Networks, Inc. as the Plaintiff in the State Derivative Action;

     (c) dismissing without prejudice those claims pending against the Non-Released Defendants on the basis of the tolling agreements entered into between Juniper and each of the Non-Released Defendants;
     (d) dismissing with prejudice all claims against the Settling Defendants who are defendants in the State Derivative Action; and
     (e) extending the stay in the State Derivative Action, which is not being dismissed as to remaining defendant Berry, pending further development of the record in Securities and Exchange Commission v. Lisa C. Berry, Civil Action No. C07 4431 (N.D. Cal.) (RMW) (HRL) and any other governmental actions that may be brought against defendant Berry relating to or arising out of her conduct while employed by Juniper; and
     (f) granting Juniper’s motion to file an amended complaint asserting restated claims against Defendant Berry, in the event, pursuant to Section 3.4, Juniper determines to file such an amended complaint.
     3.4 The Special Litigation Committee, on behalf of Juniper, shall seek to enter into a tolling/stay agreement with defendant Berry with respect to the restated claims that could be asserted against defendant Berry in a Second Amended and Supplemental Consolidated Complaint in the State Derivative Action that will permit Juniper to assert such claims in the future, or, in the event that defendant Berry does not enter into such a tolling/stay agreement, Counsel for Juniper shall execute and cause to be filed in the State Court a motion as provided for in Section 3.3(f) to amend the State Derivative Complaint to restate claims against defendant Berry, together with a proposed Second Amended and Supplemental Consolidated Complaint.
     3.5 The Federal Court’s entry of the Federal Order and Judgment and the State Court’s entry of Orders approving the Settlement and dismissing claims against the Settling Defendants shall in no way prejudice the right of Juniper to pursue litigation arising out of or relating to the allegations in the Actions, against defendant Berry and/or the Non-Released Defendants.
     4. Releases
     4.1 Upon the Effective Date, as defined in ¶¶1.3 and 6.1, Juniper, Plaintiffs (acting on their own behalf and derivatively on behalf of Juniper), and each of Juniper’s shareholders (solely in their capacity as Juniper shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement or resolution of the Actions against the Released Persons, provided, that nothing herein shall release any claim that has been, could have been or may be asserted by Juniper, or derivatively on its behalf, against Lisa Berry, Marcel Gani, or Scott Kriens arising out of or related to the events giving rise to the Actions, and provided further, that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
     4.2 Upon the Effective Date, as defined in ¶¶1.3 and 6.1, Juniper, the Special Litigation Committee, Plaintiffs (acting on their own behalf and, derivatively on behalf of Juniper), and each of Juniper’s shareholders (solely in their capacity as Juniper shareholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on the Released Claims or any action or proceeding, arising out of, related to, or in connection with the Settlement or resolution of the Actions, provided, that nothing herein shall release any claim that has been, could have been or may be asserted by Juniper, or derivatively on its behalf, against Lisa Berry, Marcel Gani, or Scott Kriens arising out of or related to the events giving rise to the Actions, and provided further, that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
     4.3 Upon the Effective Date, as defined in ¶¶1.3 and 6.1, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, Juniper, the Special Litigation Committee, and all of the Juniper shareholders (solely in their capacity as Juniper shareholders) from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims. Notwithstanding the definition of Released Claims, the Settling Defendants reserve their indemnification, contribution and advancement rights and defenses under Juniper’s by-

laws, Juniper’s articles of incorporation, their agreements, Delaware law, and any other applicable authority in connection with the Securities Fraud Action. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
     5. Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses
     5.1 After negotiation of the material terms of the Settlement, Plaintiffs and the Special Litigation Committee, with the assistance of the Mediator, negotiated the attorneys’ fees that Juniper would pay to Plaintiffs’ Counsel, subject to Court approval. As a result of those negotiations, Juniper has agreed to pay $9,000,000 to Plaintiffs’ Counsel, subject to Court approval, for their fees and expenses.
     5.2 Within ten (10) business days of issuance of an Order by the Federal Court finally approving the Settlement, Juniper will make payment of the attorneys’ fees and expenses finally approved by the Federal Court (the “Fee and Expense Award”) to Coughlin Stoia Geller Rudman & Robbins LLP. These funds shall be held by Coughlin Stoia Geller Rudman & Robbins LLP, as receiving agent for Plaintiffs’ Counsel, in a client trust account until such time as they are allocated, as set forth below, among Plaintiffs’ Counsel. Each Plaintiff’s Counsel receiving such an allocation agrees to make a refund or repayment of the principal amount and any accrued interest thereon it received if and when, as a result of any further Order of the Federal Court, appeal, further proceedings on remand, or successful collateral attack the Settlement does not become Final. Such funds shall be allocated only by unanimous agreement of Plaintiffs’ Lead Counsel who shall allocate and disburse the Fee and Expense Award among Plaintiffs’ Counsel in a manner that they in good faith believe reflects the contribution of such counsel to the institution, prosecution and resolution of the Actions. The Fee and Expense Award shall constitute full and complete compensation for all of Plaintiffs’ Counsel’s services in the Actions.
     5.3 Upon payment of the Fee and Expense Award, the Settling Defendants, Juniper and the Special Litigation Committee shall be discharged from any further liability for payment of Plaintiffs’ attorney fees, costs, or expenses in the Actions. Except as expressly provided herein, Plaintiffs and Plaintiffs’ Counsel shall bear their own fees, costs and expenses, and no Released Person shall assert any claim for expenses, costs or fees against any Plaintiff or Plaintiffs’ Counsel.

     5.4 Juniper, the Special Litigation Committee, and the Settling Defendants, and each of their Related Parties, shall have no responsibility for, and no liability whatsoever with respect to, the division or allocation of the Fee and Expense Award by with respect to any person, entity or law firm who may assert some claim thereto.
     5.5 Any order or proceeding (or any portion thereof) relating solely to an award of attorneys’ fees and expenses, or any appeal from any order (or any portion thereof) relating thereto or reversal or modification thereof, shall have no effect on the Settlement and shall not operate to terminate or cancel this Stipulation or to affect or delay the finality of the Order and Final Judgment approving this Stipulation.
6.	Conditions of Settlement, Effect of Disapproval, Cancellation or Termination
     6.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:
     (a) the approval of the terms of the Settlement by the Special Litigation Committee on behalf of Juniper;
     (b) the adjustments of the exercise price of options described in ¶2.2 and the expiration of Defendant Gani’s unexercised options as set forth in ¶2.2;
     (c) the entry by the Federal Court of the Federal Order and Judgment substantially in the form of Exhibit D hereto;
     (d) the entry by the State Court of an Order (i) approving the Settlement, (ii) substituting Juniper Networks, Inc. as the plaintiff; (iii) dismissing with prejudice all claims against the Released Defendants, (iv) dismissing without prejudice all claims against the Non-Released Defendants, and (v) extending the stay as to remaining defendant Berry pending further development of the record in Securities and Exchange Commission v. Lisa C. Berry, Civil Action No. C07 4431 (N.D. Cal.) (RMW) (HRL) and any other governmental actions that may be brought against defendant Berry relating to or arising out of her conduct while employed by Juniper;

     (e) the payment by Juniper of the Fee and Expense Award in accordance with ¶5.2 hereof; and
     (f) each of the following has become Final: (i) the Federal Order and Judgment described in ¶6.1(c) above; and (ii) the State Order approving the Settlement and dismissing all claims against Settling Defendants as described in ¶6.1(d) above.
     6.2 If any of the conditions specified in ¶6.1 are not met, then the Stipulation shall be canceled and terminated subject to ¶6.3, and the Settling Parties shall be restored to their respective positions in the Actions as of the last date on which a Settling Party has executed this Stipulation, unless Plaintiffs’ Counsel and counsel for the Settling Parties mutually agree in writing to proceed with the Stipulation.
     6.3 If for any reason the Effective Date of the Stipulation does not occur, or if the Stipulation is in any way canceled or terminated or if any orders and judgments specified in ¶¶6.1(c) and 6.1(d) are successfully attacked collaterally, then the payments to Plaintiffs’ Counsel pursuant to section 5, and any and all interest accrued thereon since payment, shall be returned to Juniper within ten (10) business days of said event. The return obligation set forth in this paragraph is the obligation of those plaintiffs’ counsel who have received a payment in the Actions. Each such plaintiffs’ counsel’s law firm, as a condition of receiving such payment, agrees that the law firm and its partners and/or shareholders are subject to the jurisdiction of the Federal Court for the purposes of enforcing this subparagraph.
     6.4 In the event that the Stipulation or Settlement is not approved by the Federal Court and the State Court, or the Settlement is terminated for any reason, the Settling Parties shall be restored to their respective positions as of the date of the execution of this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by an Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose in any subsequent proceeding in the Actions or in any other action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶1.1-1.31, 6.1-6.4, and 7.1-7.19 herein, shall have no further force and effect with respect to the Settling Parties and shall not be sued in the Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.
     7. Miscellaneous Provisions
     7.1 The Settling Parties acknowledge that the Special Litigation Committee, its counsel, and the forensic accounting consultants retained by its counsel, are disinterested and independent under Delaware and California law.
     7.2 The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.
     7.3 Pending final determination of whether the Settlement should be approved, all proceedings and all further activity between the Settling Parties regarding or directed towards the Actions, save for those activities and proceedings relating to this Stipulation and the Settlement, shall be stayed.
     7.4 Pending the Effective Date of this Stipulation or the termination of the Stipulation according to its terms, Plaintiffs and their Related Persons are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.
     7.5 The Settling Parties intend this settlement to be a final and complete resolution of all disputes between Plaintiffs and the Settling Defendants, and between Plaintiffs and Berry, with respect to the Actions. The settlement compromises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation or defense. While Settling Defendants deny that the claims advanced in the Actions are meritorious, these Defendants and the Special Litigation Committee on behalf of Juniper agree that, in any statement made to any media representative (whether or not for attribution), they will not assert that the Actions were not filed in good faith and in accordance with the applicable federal rules, including, without limitation, Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Judgment contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7.
     7.6 Neither the Stipulation (including any exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons and the Non-Released Defendants may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, except that the Non-Released Defendants shall not file or assert the Stipulation and/or Judgment to support a defense or counterclaim in an action brought by the Company or the Special Litigation Committee; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.
     7.7 The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
     7.8 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.
     7.9 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Settling Party shall bear its own costs.
     7.10 Plaintiffs’ Lead Counsel are expressly authorized by the Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by the Plaintiffs to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of the Plaintiffs.
     7.11 Each counsel or other Person executing the Stipulation or its Exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.
     7.12 The Stipulation may be executed in one or more counterparts. A faxed signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Federal Court and, thereafter, with the State Court.
     7.13 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.
     7.14 The Federal Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Federal Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.
     7.15 This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice of law principles.
     7.16 Plaintiffs hereby represent and warrant that they have not assigned any rights, claims or causes of action that were asserted or could have been asserted in connection with, under or arising out of the Released Claims.

     7.17 All agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive this Stipulation.
     7.18 Without further order of the Federal Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.
     IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated August 11, 2008.

DATED: August 11, 2008	COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN II
MARY LYNNE CALKINS

/s/ Travis E. Downs III TRAVIS E. DOWNS III

655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)

SHAWN A. WILLIAMS
JOHN K. GRANT
AELISH M. BAIG
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)

Lead Counsel for Plaintiffs in the Federal Derivative Action

SCHIFFRIN BARROWAY TOPAZ
& KESSLER, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER

/s/ Eric L. Zagar ERIC L. ZAGAR

280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)

Lead Counsel for Plaintiffs in the Federal Derivative Action

CICCARELLO DEL GIUDICE & LAFON
MICHAEL J. DEL GIUDICE
TIMOTHY J. LaFON
1219 Virginia Street East, Suite 100
Charleston, WV 25301
Telephone: 304/343-4440
304/343-4464 (fax)

Additional Counsel for Plaintiffs in the Federal Derivative Action

ROBBINS UMEDA & FINK, LLP
MARC UMEDA
JULIA M. WILLIAMS

August 14, 2008	/s/ Marc Umeda MARC UMEDA

610 West Ash Street, Suite 1800
San Diego, CA 92101
Telephone: 619/525-3990
619/525-3991 (fax)

Lead Counsel for Plaintiffs in the State Derivative Action

BARRETT, JOHNSTON & PARSLEY
GEORGE E. BARRETT
DOUGLAS S. JOHNSTON, JR.
TIMOTHY L. MILES
LAUREL A. JOHNSTON

/s/ Douglas S. Johnston, Jr. DOUGLAS S. JOHNSTON, JR.

217 Second Avenue North
Nashville, TN 37201
Telephone: 615/244-2202
615/252-3798 (fax)

Lead Counsel for Plaintiffs in the State Derivative Action

DATED: August 11, 2008	ARNOLD & PORTER LLP
SCOTT B. SCHREIBER
ANDREW T. KARRON

/s/ Scott B. Schreiber SCOTT B. SCHREIBER

555 Twelfth Street, N.W.
Washington, DC 20004-1202
Telephone: 202/942-5000
202/942-5999 (fax)

Counsel for Juniper Networks Inc. by its Special Litigation Committee

DATED: August 12, 2008	WILSON SONSINI GOODRICH &
ROSATI, P.C.
NINA F. LOCKER
STEVEN GUGGENHEIM
JONI OSTLER

/s/ Nina F. Locker NINA F. LOCKER

650 Page Mill Road
Palo Alto, CA 94304-1050
Telephone: 650/493-9300
650/493-6811 (fax)

Attorneys for Released Defendants

EXHIBIT A
TOLLING AGREEMENT
     This Tolling Agreement is entered into between Juniper Networks, Inc. (“Juniper” or “the Company”), by and through the Special Litigation Committee of its Board of Directors (the “SLC”), and Scott Kriens (“Kriens”). Juniper and Kriens are collectively referred to as “the Parties.”
     WHEREAS, certain claims have been asserted against Kriens derivatively on behalf of Juniper in the following actions: In re Juniper Networks, Inc. Derivative Actions, United States District Court for the Northern District of California, Case No. C 06-03396 JW; and In re Juniper Networks, Inc. Derivative Litigation, Santa Clara County Superior Court, Lead Case No. 1:06CV064294 (collectively, the “Derivative Actions”);
     WHEREAS, the SLC has reached an agreement in principle with the plaintiffs in the Derivative Actions under which all claims asserted on Juniper’s behalf in the Derivative Actions will be assigned to Juniper;
     WHEREAS, the SLC believes that the factual record with respect to the claims asserted against Kriens in the Derivative Actions may be incomplete at this time due to Lisa Berry’s failure to cooperate in the investigations by Juniper’s Audit Committee and SLC, and therefore the SLC has concluded, out of an abundance of caution, that the claims asserted against Kriens should be dismissed without prejudice and preserved so that the SLC can make a final determination, based upon further developments in the S.E.C. v. Berry lawsuit and any other potential governmental actions against Defendant Berry arising out of or related to her conduct while employed at Juniper, as to whether the claims against Kriens should be pursued in whole or in part;
     NOW, THEREFORE, the Parties agree as follows:
     1. This Tolling Agreement applies to any claims Juniper may have against Kriens arising out of or related to Juniper’s stock option granting practices (including but not limited to any claims that have been asserted previously against Kriens in the Derivative Actions and are being assigned to Juniper in connection with the partial settlement of the Derivative Actions), and any counter-claims that Kriens may raise against Juniper in response to the assertion of such claims. Such claims and counter-claims are collectively referred to as “Claims” in this Tolling Agreement.
     2. Any statute of limitations and any other defense in law or equity relating solely to the passage of time is tolled from the Effective Date of this Tolling Agreement with respect to the Claims.
     3. Juniper will dismiss, without prejudice, all claims against Kriens in the Derivative Actions. In any subsequent action brought directly by Juniper against Kriens, or in the event Juniper seeks to add Kriens as a defendant in In re Juniper Networks, Inc. Derivative Litigation pending in California state court, referred to above, Kriens agrees not to raise as a defense the fact that Juniper’s claims against him in the Derivative Actions were dismissed without prejudice.

1

     4. Kriens agrees not to object to, or otherwise oppose the partial settlement of the Derivative Actions as set forth in that certain Stipulation of Settlement between Juniper and all parties to those actions except Kriens, Marcel Gani and Lisa Berry (attached hereto as Exhibit A).
     5. This Tolling Agreement may be terminated by mutual written agreement of the Parties at any time. This Tolling Agreement may also be terminated unilaterally by either Party upon written notice to the other Party. In the case of termination by Kriens said notice shall be delivered by e-mail and registered mail to Scott B. Schreiber, Arnold & Porter, 555 Twelfth Street, NW, Washington, DC 20004, scott.schreiber@aporter.com; and in the case of termination by Juniper said notice shall be delivered by e-mail and registered mail to Nina F. Locker, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, nlocker@wsgr.com. The termination pursuant to said notice shall be effective sixty (60) days after the date said notice is sent.
     6. Unless terminated earlier pursuant to the provisions of Paragraph 4 above, this Tolling Agreement will automatically terminate twelve (12) months from its Effective Date.
     7. The Effective Date of this Tolling Agreement is the date of entry by the United States District Court for the Northern District of California of an Order dismissing without prejudice all claims asserted against Kriens in In re Juniper Networks, Inc. Derivative Actions, United States District Court for the Northern District of California, Case No. C 06-03396 JW ..
     8. Nothing in this Tolling Agreement shall be taken as an admission by any of the Parties as to the applicability, running, expiration or non-expiration of any statute of limitations or similar rule of law or equity prior to the Effective Date of this Tolling Agreement.
     9. Nothing in this Tolling Agreement shall have the effect of reviving any Claims that are otherwise barred by the applicable statute of limitations or similar rule of law or equity prior to the Effective Date of this Tolling Agreement.
     10. This Tolling Agreement is not, and shall not be construed to be, an admission or indication that either Party bears any actual or potential liability to any other person (whether or not a Party to this Tolling Agreement) on any claims whatsoever, nor shall it be asserted or construed to be a waiver of any claim that either Party may have against the other Party.
     11. No waiver, modification, extension or addition to this Tolling Agreement shall be valid unless in writing and signed by the Parties.
     12. This Tolling Agreement shall be governed by the laws of the State of Delaware without giving effect to its conflict of laws principles.
     13. This Tolling Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

2

     14. This Tolling Agreement may be executed in counterparts, each of which shall be deemed an original. A faxed signature shall be deemed an original signature for the purpose of this Tolling Agreement.

DATED: August 25, 2008	/s/ Scott Kriens
Scott Kriens

DATED: August 25, 2008	JUNIPER NETWORKS, INC.
	By:	Scott B. Schreiber
Scott B. Schreiber
Arnold & Porter LLP Counsel for Juniper Networks, Inc., by its Special Litigation Committee

3

EXHIBIT A
TOLLING AGREEMENT
     This Tolling Agreement is entered into between Juniper Networks, Inc. (“Juniper” or “the Company”), by and through the Special Litigation Committee of its Board of Directors (the “SLC”), and Marcel Gani (“Gani”). Juniper and Gani are collectively referred to as “the Parties.”
     WHEREAS, certain claims have been asserted against Gani derivatively on behalf of Juniper in the following actions: In re Juniper Networks, Inc. Derivative Actions, United States District Court for the Northern District of California, Case No. C 06-03396 JW; and In re Juniper Networks, Inc. Derivative Litigation, Santa Clara County Superior Court, Lead Case No. 1:06CV064294 (collectively, the “Derivative Actions”);
     WHEREAS, the SLC has reached an agreement in principle with the plaintiffs in the Derivative Actions under which all claims asserted on Juniper’s behalf in the Derivative Actions will be assigned to Juniper;
     WHEREAS, the SLC believes that the factual record with respect to the claims asserted against Gani in the Derivative Actions may be incomplete at this time due to Lisa Berry’s failure to cooperate in the investigations by Juniper’s Audit Committee and SLC, and therefore the SLC has concluded, out of an abundance of caution, that the claims asserted against Gani should be dismissed without prejudice and preserved so that the SLC can make a final determination, based upon further developments in the S.E.C. v. Berry lawsuit and any other potential governmental actions against Defendant Berry arising out of or related to her conduct while employed at Juniper, as to whether the claims against Gani should be pursued in whole or in part;
     NOW, THEREFORE, the Parties agree as follows:
     1. This Tolling Agreement applies to any claims Juniper may have against Gani arising out of or related to Juniper’s stock option granting practices (including but not limited to any claims that have been asserted previously against Gani in the Derivative Actions and are being assigned to Juniper in connection with the partial settlement of the Derivative Actions), and any counter-claims that Gani may raise against Juniper in response to the assertion of such claims. Such claims and counter-claims are collectively referred to as “Claims” in this Tolling Agreement.
     2. Any statute of limitations and any other defense in law or equity relating solely to the passage of time is tolled from the Effective Date of this Tolling Agreement with respect to the Claims.
     3. Juniper will dismiss, without prejudice, all claims against Gani in the Derivative Actions. In any subsequent action brought directly by Juniper against Gani, or in the event Juniper seeks to add Gani as a defendant in In re Juniper Networks, Inc. Derivative Litigation pending in California state court, referred to above, Gani agrees not to raise as a defense the fact that Juniper’s claims against him in the Derivative Actions were dismissed without prejudice.

1

     4. Gani agrees not to object to, or otherwise oppose the partial settlement of the Derivative Actions as set forth in that certain Stipulation of Settlement between Juniper and all parties to those actions except Gani, Scott Kriens, and Lisa Berry (attached hereto as Exhibit A).
     5. This Tolling Agreement may be terminated by mutual written agreement of the Parties at any time. This Tolling Agreement may also be terminated unilaterally by either Party upon written notice to the other Party. In the case of termination by Gani said notice shall be delivered by e-mail and registered mail to Scott B. Schreiber, Arnold & Porter, 555 Twelfth Street, NW, Washington, DC 20004, scott.schreiber@aporter.com; and in the case of termination by Juniper said notice shall be delivered by e-mail and registered mail to both Paul T. Friedman, Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105, pfriedman@mofo.com and Nina F. Locker, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, nlocker@wsgr.com. The termination pursuant to said notice shall be effective sixty (60) days after the date said notice is sent.
     6. Unless terminated earlier pursuant to the provisions of Paragraph 4 above, this Tolling Agreement will automatically terminate twelve (12) months from its Effective Date.
     7. The Effective Date of this Tolling Agreement is the date of entry by the United States District Court for the Northern District of California of an Order dismissing without prejudice all claims asserted against Gani in In re Juniper Networks, Inc. Derivative Actions, United States District Court for the Northern District of California, Case No. C 06-03396 JW .
     8. Nothing in this Tolling Agreement shall be taken as an admission by any of the Parties as to the applicability, running, expiration or non-expiration of any statute of limitations or similar rule of law or equity prior to the Effective Date of this Tolling Agreement.
     9. Nothing in this Tolling Agreement shall have the effect of reviving any Claims that are otherwise barred by the applicable statute of limitations or similar rule of law or equity prior to the Effective Date of this Tolling Agreement.
     10. This Tolling Agreement is not, and shall not be construed to be, an admission or indication that either Party bears any actual or potential liability to any other person (whether or not a Party to this Tolling Agreement) on any claims whatsoever, nor shall it be asserted or construed to be a waiver of any claim that either Party may have against the other Party.
     11. No waiver, modification, extension or addition to this Tolling Agreement shall be valid unless in writing and signed by the Parties.
     12. This Tolling Agreement shall be governed by the laws of the State of Delaware without giving effect to its conflict of laws principles.
     13. This Tolling Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

2

     14. This Tolling Agreement may be executed in counterparts, each of which shall be deemed an original. A faxed signature shall be deemed an original signature for the purpose of this Tolling Agreement.

DATED: August 19, 2008	/s/ Marcel Gani
Marcel Gani

DATED: August 25, 2008	JUNIPER NETWORKS, INC.
	By:	/s/ Scott B. Schreiber
Scott B. Schreiber
Arnold & Porter LLP Counsel for Juniper Networks, Inc., by its Special Litigation Committee

3

EXHIBIT B

			Intrinsic Value
	Total Number of		Attributable To	Intrinsic Value
	Options		Difference Between	Attributable To
	Repriced (R) or		Original and Revised	Options On Date of
Defendant	Canceled (C)		Option Price	Expiration
Pradeep Sindhu	1,080,000	(R)	$18,867,600.00
Stratton Sclavos	40,000	(R)	$1,661,200.00
William Stensrud	20,000	(R)	$480,600.00
Marcel Gani	436,333	(C)		$1,687,977.27 *
TOTAL	1,576,333		$21,009,400.00

*	The Company extended the expiration date of certain stock options (but not Mr. Gani’s) to April 9, 2007, the end of a 30-day period subsequent to the Company’s filing of its required regulatory reports. Had the exercise period for Mr. Gani’s options been extended, he would have been eligible to exercise his options during the 30-day period ended April 9, 2007. The “Intrinsic Value Attributable To Options On Date of Expiration” was calculated using the mean closing price of Juniper stock during the extended 30-day period.

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re JUNIPER DERIVATIVE ACTIONS	)	No. 5:06-cv-03396-JW
)

	)	[PROPOSED] ORDER PRELIMINARILY
This Document Relates To:	)	APPROVING DERIVATIVE SETTLEMENT
	)	AND PROVIDING FOR NOTICE
ALL ACTIONS.	)
	)	EXHIBIT C

     WHEREAS, the Settling Parties have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed partial settlement (the “Settlement”) of the above-captioned shareholder derivative action (“Federal Derivative Action”) and the related derivative action pending in the Superior Court of the State of California County of Santa Clara entitled In re Juniper Networks, Inc. Shareholder Derivative Litigation, Lead Case No. 1:06-cv-064294 (the “State Derivative Action”) (collectively, the “Actions”), in accordance with a Stipulation of Settlement dated August 11, 2008 and the exhibits thereto (the “Stipulation”), and (ii) approving for distribution of the Notice of Proposed Settlement;
     WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, including but not limited to: (a) the assignment of all claims asserted in the Federal Derivative Action and the State Derivative Action to Juniper Networks, Inc. and the substitution of Juniper as the plaintiff in the Federal Derivative Action and the State Derivative Action; (b) a proposed Settlement and dismissal of the Actions with prejudice as to the Released Defendants; (c) the dismissal without prejudice of claims in the Actions against the Non-Released Defendants; (d) the preservation in the State Derivative Action of claims against defendant Lisa Berry and the Non-Released Defendants; (e) the continued stay of proceedings in the State Derivative Action; and (f) an award of attorneys’ fees and costs to Plaintiffs in the Actions, upon the terms and conditions set forth in the Stipulation;
     WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;
     WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and
     WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:
     NOW THEREFORE, IT IS HEREBY ORDERED:
     1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (a) the assignment of all claims asserted in the Federal Derivative Action and the State Derivative Action to Juniper Networks, Inc. and the substitution of Juniper as

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - 5:06-cv-03396-JW	- 1 -

the plaintiff in the Federal Derivative Action and the State Derivative Action; (b) a proposed Settlement and dismissal of the Actions with prejudice as to the Released Defendants; (c) the dismissal without prejudice of claims in the Actions against the Non-Released Defendants; (d) the preservation in the State Derivative Action of claims against defendant Lisa Berry and the Non-Released Defendants; (e) the continued stay of proceedings in the State Derivative Action, to which the Non-Released Defendants consent; and (f) an award of attorneys’ fees and costs to Plaintiffs in the Actions, upon the terms and conditions set forth in the Stipulation.
     2. A hearing (the “Settlement Hearing”) shall be held before this Court on                     at                      ___.m. in Courtroom 8 of the United States District Court, Northern District of California San Jose Division, 280 South First Street, San Jose, CA 95113, to:
          (a) determine whether the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate and in the best interests of Juniper and current Juniper Stockholders;
          (b) consider an Order and Final Judgment (i) approving the Settlement in its entirety and according to its terms; (ii) substituting Juniper as the plaintiff in the Federal Derivative Action and dismissing the Federal Derivative Action with prejudice as to the Released Defendants and without prejudice as to the Non-Released Defendants, (iii) expressly preserving any and all claims against defendant Berry and the Non-Released Defendants, (iv) providing that each of the Settling Parties shall bear its, his or her own costs (unless expressly stated otherwise in the Stipulation), (v) releasing and enjoining prosecution of any and all Released Claims to be released pursuant to the Stipulation, and (vi) approving an award of attorneys’ fees to Plaintiffs’ Counsel; and
          (c) hear such other matters as the Court may deem necessary and appropriate.
     3. The Court approves, as to form and content, the Notice annexed as Exhibit C-1 hereto, and finds that the distribution of the Notice and publication of the Stipulation substantially in the manner and form set forth in paragraph 3.1 of the Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances,

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - 5:06-cv-03396-JW	- 2 -

and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement.
     4. Not later than ten (10) days following entry of this Order, Juniper shall cause the Notice substantially in the form annexed as Exhibit C-1 hereto to be published on its website, such that visitors to the website home page will readily find a hyperlink to the Notice.
     5. Not later than ten (10) days following entry of this Order, Juniper shall cause a copy of the Stipulation to be filed with the Securities and Exchange Commission via a Form 8-K.
     6. Not later than ten (10) days following entry of this Order, Juniper shall cause a copy of the Notice substantially in the form annexed as Exhibit C-1 hereto to be published once in Investor’s Business Daily or a similar nationally-circulated business publication.
     7. All costs incurred in the filing and publication of the Notices shall be paid by Juniper and Juniper shall undertake all administrative responsibility for filing and publication of the Notice.
     8. At least fourteen (14) days prior to the Settlement Hearing, Juniper’s counsel shall serve on counsel for Lead Plaintiffs and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice.
     9. All current Juniper stockholders shall be bound by all orders, determinations and judgments in the Federal Derivative Action concerning the Settlement, whether favorable or unfavorable to current Juniper shareholders.
     10. Pending final determination of whether the Settlement should be approved, no current Juniper shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court or tribunal asserting any of the Released Claims.
     11. All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least seven (7) calendar days prior to the Settlement Hearing.
     12. Any current record holders and beneficial owners of common stock of Juniper as of August 11, 2008 may appear and show cause, if he, she or it has any reason why the terms of the Settlement should not be approved as fair, reasonable and adequate, or why a Judgment should not

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - 5:06-cv-03396-JW	- 3 -

be entered thereon, provided, however, unless otherwise ordered by the Court, no current Juniper stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:
Counsel for Federal Plaintiffs
Jeffrey D. Light
COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Eric L. Zagar
Robin Winchester
SCHIFFRIN BARROWAY TOPAZ
     & KESSLER, LLP
280 King of Prussia Road
Radnor, PA 19087
Counsel for the Released Defendants
Nina F. Locker
WILSON SONSINI GOODRICH &
     ROSATI, P.C.
650 Page Mill Road
Palo Alto, CA 94304-1050
Counsel for Juniper by Its Special Litigation Committee
Scott B. Schreiber
Andrew T. Karron
ARNOLD & PORTER LLP
555 Twelfth Street, N.W.
Washington, DC 20004-1202

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - 5:06-cv-03396-JW	- 4 -

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:
Clerk of the Court
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION
280 South First Street
San Jose, CA 95113
Any current Juniper stockholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorney fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.
     13. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons and the Non-Released Defendants may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, except that the Non-Released Defendants shall not file or assert the Stipulation and/or Judgment to support a defense or counterclaim in an action brought by the Company or the Special Litigation Committee; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - 5:06-cv-03396-JW	- 5 -

     14. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current Juniper stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the current Juniper stockholders.

IT IS SO ORDERED.

DATED:
THE HONORABLE JAMES WARE UNITED STATES DISTRICT JUDGE
Submitted by,
COUGHLIN STOIA GELLER
  RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN II
MARY LYNNE CALKINS
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)
SHAWN A. WILLIAMS
JOHN K. GRANT
AELISH M. BAIG
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
Lead Counsel for Plaintiffs in the Federal Derivative Action
SCHIFFRIN BARROWAY TOPAZ
  & KESSLER, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)
Lead Counsel for Plaintiffs in the Federal Derivative Action

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - 5:06-cv-03396-JW	- 6 -

CICCARELLO DEL GIUDICE & LAFON
MICHAEL J. DEL GIUDICE
TIMOTHY J. LaFON
1219 Virginia Street East, Suite 100
Charleston, WV 25301
Telephone: 304/343-4440
304/343-4464 (fax)
Additional Counsel for Plaintiffs in the Federal Derivative Action
ROBBINS UMEDA & FINK, LLP
MARC UMEDA
610 West Ash Street, Suite 1800
San Diego, CA 92101
Telephone: 619/525-3990
619/525-3991 (fax)
Lead Counsel for Plaintiffs in the State Court Derivative Action
BARRETT, JOHNSTON, & PARSLEY
GEORGE E. BARRETT
DOUGLAS S. JOHNSTON, JR.
TIMOTHY L. MILES
LAUREL A. JOHNSTON
217 Second Avenue North
Nashville, TN 37201
Telephone: 615/244-2202
615/252-3798 (fax)
Lead Counsel for Plaintiffs in the State Court Derivative Action
WILSON SONSINI GOODRICH &
      ROSATI, P.C.
NINA F. LOCKER
STEVEN GUGGENHEIM
JONI OSTLER
650 Page Mill Road
Palo Alto, CA 94304-1050
Telephone: 650/493-9300
650/493-6811 (fax)
Attorneys for the Released Defendants

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - 5:06-cv-03396-JW	- 7 -

ARNOLD & PORTER LLP
SCOTT B. SCHREIBER
ANDREW T. KARRON
555 Twelfth Street, N.W.
Washington, DC 20004-1202
Telephone: 202/942-5000
202/942-5999 (fax)
Counsel for Juniper Networks Inc. by its Special Litigation Committee

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - 5:06-cv-03396-JW	- 8 -

COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT (159515)
BENNY C. GOODMAN III (211302)
MARY LYNNE CALKINS (212171)
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)
travisd@csgrr.com
jeffl@csgrr.com
bgoodman@csgrr.com
mcalkins@csgrr.com
          – and –
SHAWN A. WILLIAMS (213113)
JOHN K. GRANT (169813)
AELISH M. BAIG (201279)
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
swilliams@csgrr.com
johnkg@csgrr.com
abaig@csgrr.com
Lead Counsel for Plaintiffs
SCHIFFRIN BARROWAY TOPAZ
     & KESSLER, LLP
ERIC L. ZAGAR (250519)
ROBIN WINCHESTER
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)
ezagar@sbtklaw.com
rwinchester@sbtklaw.com
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re JUNIPER DERIVATIVE ACTIONS	)	No. 5:06-cv-03396-JW
)
	)	NOTICE OF SETTLEMENT
This Document Relates To:	)
	)	EXHIBIT C-1
ALL ACTIONS.	)
)

TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF JUNIPER NETWORKS, INC. (“JUNIPER” OR THE “COMPANY”) AS OF AUGUST 11, 2008
     PLEASE TAKE NOTICE that the above-captioned shareholder derivative litigation (the “Litigation”), as well as the consolidated action in Santa Clara Superior Court entitled In re Juniper Networks, Inc. Derivative Litigation, Lead Case No. 1:06-CV-064294 (collective, the “Actions”), are being settled. The terms of the proposed settlement of the Actions (the “Settlement”) are set forth in a Stipulation of Settlement dated August 11, 2008 (the “Stipulation”). This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court. All capitalized terms herein have the same meanings as set forth in the Stipulation.
     The terms of the Settlement set forth in the Stipulation include: (1) the modification of the exercise prices of certain outstanding stock options that were priced lower than the fair market value of Juniper stock on the corrected dates of the grants identified in connection with Juniper’s restatement of its financial statements; (2) the decision not to extend the exercise period for certain options held by defendant Marcel Gani, which expired unexercised; (3) the adoption and/or implementation of a variety of corporate governance measures, including measures that relate to and address many of the underlying issues in the Actions, including, but not limited to, director independence, officer and director compensation, and stock option granting procedures; (4) the assignment to Juniper of certain claims against defendant Lisa Berry, which will not be released and may be pursued by Juniper; (5) the dismissal without prejudice of claims pending in the Actions against defendants Marcel Gani and Scott Kriens on the basis of tolling agreements entered into by each, (6) an undertaking by Juniper’s Special Litigation Committee to take reasonable steps to try to resolve pending federal securities litigation relating to Juniper’s option granting procedures from April 10, 2003 through August 10, 2006 in a manner that minimizes the cost to Juniper; and (7) Juniper’s payment of Plaintiffs’ Counsel’s attorney fees and expenses in the amount of $9,000,000, subject to Court approval.
     IF YOU ARE A CURRENT OWNER OF JUNIPER COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

NOTICE OF SETTLEMENT - 5:06-cv-03396-JW	- 1 -

     On                     , at                      ___.m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Northern District of California, San Jose Division, 280 South First Street, San Jose, CA 95113, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable and adequate; and (2) whether the above-entitled action should be dismissed on the merits and with prejudice as to the Released Defendants and without prejudice as to the Non-Released Defendants.
     Any shareholder of Juniper that objects to the Settlement of the Litigation shall have a right to appear and to be heard at the Settlement Hearing, provided that he or she was a shareholder of record or beneficial owner as of August 11, 2008. Any shareholder of Juniper who satisfies this requirement may enter an appearance through counsel of such member’s own choosing and at such member’s own expense or may appear on their own. However, no shareholder of Juniper shall be heard at the Settlement Hearing unless no later than 14 days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to Plaintiffs’ Counsel, the Released Defendants’ counsel, and the Special Litigation Committee’s counsel, a written notice of objection, their ground for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in Juniper. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.
     If you wish to object to the Settlement, you must file a written objection setting for the grounds for such an objection with the Court on or before                      ,                      with service on the following parties:
Counsel for Federal Plaintiffs
Jeffrey D. Light
COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Eric L. Zagar
Robin Winchester
SCHIFFRIN BARROWAY TOPAZ
     & KESSLER, LLP
280 King of Prussia Road

NOTICE OF SETTLEMENT - 5:06-cv-03396-JW	- 2 -

Radnor, PA 19087
Counsel for the Released Defendants
Nina F. Locker
WILSON SONSINI GOODRICH &
     ROSATI, P.C.
650 Page Mill Road
Palo Alto, CA 94304-1050
Counsel for Juniper by its Special Litigation Committee
Scott B. Schreiber
Andrew T. Karron
ARNOLD & PORTER LLP
555 Twelfth Street, N.W.
Washington, DC 20004-1202
     Inquiries may be made to Plaintiffs’ Counsel: Rick Nelson, c/o Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; telephone 619-231-1058.

DATED , 2008	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA,
SAN JOSE DIVISION

NOTICE OF SETTLEMENT - 5:06-cv-03396-JW	- 3 -

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re JUNIPER DERIVATIVE ACTIONS	)	No. 5:06-cv-03396-JW
)

)
This Document Relates To:	)	[PROPOSED] ORDER AND FINAL JUDGMENT
)
ALL ACTIONS.	)	EXHIBIT D
)

     This matter came before the Court for hearing pursuant to the Order of this Court, dated                     , 2008 (“Order”), on the application of the parties for approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated                     , 2008, and the Exhibits thereto (the “Stipulation”);
     The Court has reviewed and considered all documents, evidence, objections (if any) and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefore, the Court enters this Order and Final Judgment.
     IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:
     1. This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.
     2. This Court has jurisdiction over the subject matter of the Federal Derivative Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties.
     3. The Court finds that the Notice provided to Juniper stockholders constituted the best notice practicable under the circumstances. The Notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process.
     4. The Court finds that Juniper’s Special Litigation Committee, its counsel, and the forensic accounting consultants retained by its counsel, are disinterested and independent under Delaware and California law.
     5. The Court finds that, during the course of the litigation of the Actions, the Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7.
     6. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.
     7. Consistent with the Settlement, all claims asserted by Plaintiffs in the operative complaint herein are hereby irrevocably assigned to Juniper, which is substituted as the plaintiff herein nunc pro tunc. No shareholder of Juniper may bring an action derivatively on behalf of

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL - 5:06-cv-03396-JW	- 1 -

Juniper against any of the individual defendants dismissed in this action asserting any claim that was or could have been asserted in this action.
     8. The Federal Derivative Action and all claims contained therein against Defendants Stratton D. Sclavos, William R. Stensrud, Robert M. Calderoni, Kenneth A. Goldman, William R. Hearst, III, Kenneth Levy, Frank J. Marshall, Vinod Khosla, Pradeep Sindhu, Robert R.B. Dykes, Ashok Krishnamurthi, Lloyd Carney, Peter L. Wexler, and nominal defendant Juniper, as well as all of the Released Claims against each of the above-named defendants and their Related Parties, are hereby dismissed with prejudice. As among Plaintiffs and the above-listed Released Defendants, the parties are to bear their own costs, except as otherwise provided in the Stipulation.
     9. All claims in the Federal Derivative Action against the Non-Released Defendants are hereby dismissed without prejudice. In particular, nothing herein shall operate to discharge or release or affect in any way any claims that Juniper has or had, or that may be asserted by Juniper, arising out of or relating to the events alleged in the operative complaint in this case, against the Non-Released Defendants, including but not limited to claims currently alleged in the pending State Derivative Action or claims that may be alleged in the future in that action or in a new complaint by Juniper. As among Plaintiffs and the Non-Released Defendants, the parties are to bear their own costs.
     10. Nothing herein shall operate to discharge any claim that Juniper had, has, or may have, against Lisa Berry, who is not a defendant in this action but is a defendant in the State Derivative Action, or against the Non-Released Defendants.
     11. Upon the Effective Date, as defined in the Stipulation, Juniper, Plaintiffs (acting derivatively on behalf of Juniper), and each of Juniper’s stockholders (solely in their capacity as Juniper stockholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement or resolution of the Actions against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL - 5:06-cv-03396-JW	- 2 -

of the Stipulation or the rights of Juniper to pursue any claims against Lisa Berry or the Non-Released Defendants.
     12. Upon the Effective Date, as defined in the Stipulation, Juniper, Plaintiffs (acting derivatively on behalf of Juniper), and each of Juniper’s stockholders (solely in their capacity as Juniper stockholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on, arising out of, related to, or in connection with the Released Claims or the Settlement or Resolution of the Actions. Claims to enforce the terms of this Stipulation are not released. Juniper’s claims against Lisa Berry and the Non-Released Defendants also are not released.
     13. Upon the Effective Date, as defined in the Stipulation, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, Juniper, and all of the Juniper stockholders (solely in their capacity as Juniper stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
     14. Upon the Effective Date, as defined in the Stipulation, each of the Released Persons will be forever barred and enjoined from commencing, instituting or prosecuting any or all claims (including Unknown Claims) against each and all of the Plaintiffs, Plaintiffs’ Counsel, Juniper, and all of the Juniper stockholders (solely in their capacity as Juniper stockholders) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims. Notwithstanding the definition of Released Claims, the Individual Settling Defendants and Juniper reserve their indemnification and advancement rights and defenses under Juniper’s by-laws, Juniper’s articles of incorporation, their agreements, Delaware law, and any other applicable authority. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL - 5:06-cv-03396-JW	- 3 -

     15. The Court hereby approves the Fee and Expense Award in accordance with the Stipulation and finds that such fee is fair and reasonable.
     16. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties; or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons and the Non-Released persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, except that the Non-Released persons shall not file or assert the Stipulation and/or Judgment to support a defense or counterclaim in an action brought by the Company or the Special Litigation Committee; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.
     17. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.
     18. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Order and Final Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Order and Final Judgment shall be null and void, except as otherwise provided for in the Stipulation.

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL - 5:06-cv-03396-JW	- 4 -

     19. This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Rule 58, Federal Rules of Civil Procedure.
     IT IS SO ORDERED.

DATED:
THE HONORABLE JAMES WARE
UNITED STATES DISTRICT JUDGE
Submitted by,
COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN II
MARY LYNNE CALKINS
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)
SHAWN A. WILLIAMS
JOHN K. GRANT
AELISH M. BAIG
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
Lead Counsel for Plaintiffs
SCHIFFRIN BARROWAY TOPAZ
     & KESSLER, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)
Lead Counsel for Plaintiffs
ROBBINS UMEDA & FINK, LLP
MARC UMEDA
610 West Ash Street, Suite 1800
San Diego, CA 92101
Telephone: 619/525-3990
619/525-3991 (fax)
Counsel for State Court Plaintiffs

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL - 5:06-cv-03396-JW	- 5 -

CICCARELLO DEL GIUDICE & LAFON
MICHAEL J. DEL GIUDICE
TIMOTHY J. LaFON
1219 Virginia Street East, Suite 100
Charleston, WV 25301
Telephone: 304/343-4440
304/343-4464 (fax)
Additional Counsel for Plaintiffs
WILSON SONSINI GOODRICH &
     ROSATI, P.C.
NINA F. LOCKER
STEVEN GUGGENHEIM
GREGORY L. WATTS
JONI OSTLER
650 Page Mill Road
Palo Alto, CA 94304-1050
Telephone: 650/493-9300
650/493-6811 (fax)
Attorneys for the Released Defendants
ARNOLD & PORTER LLP
SCOTT B. SCHREIBER
ANDREW T. KARRON
LAWRENCE COX
555 Twelfth Street, N.W.
Washington, DC 20004-1202
Telephone: 202/942-5000
202/942-5999 (fax)
Counsel for Juniper Networks Inc. by its
Special Litigation Committee

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL - 5:06-cv-03396-JW	- 6 -